[logo - American Funds(R)]

The right choice for the long termSM

FUNDAMENTAL INVESTORS

A look inside your fund's multifaceted investment approach

[cover illustration: abstract of businessman looking in from the top of a building]

Annual report for the year ended December 31, 2002

FUNDAMENTAL INVESTORS SM

Fundamental Investors is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company, SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fundamental Investors seeks long-term growth of capital and income primarily through investments in common stocks.

Contents                                                           Page

Letter to shareholders; Results at a glance                           1
Chart: The value of a long-term perspective                           4
Special report: A look inside your fund's
     multifaceted investment approach                                 6
Investment portfolio                                                 12
Financial statements                                                 20
Directors and officers                                               32
The American Funds family                                    back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Please see page 4 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 31. Please see the inside back cover for important information about other share classes.

The fund's 30-day yield for Class A shares as of January 31, 2003, calculated in accordance with the Securities and Exchange Commission formula, was 2.04%. The fund's distribution rate for Class A shares as of that date was 2.18%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES INVOLVES ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

FELLOW SHAREHOLDERS:

[illustration: abstract close-up of businessman from cover illustration]

For the first time since 1939-1941, the stock market recorded its third consecutive year of losses. Fueled by poor earnings, the increasing possibility of war with Iraq and a profound loss of investor confidence, the decline of the past year was brutal and far-reaching, expanding well beyond the areas of technology and media. In this difficult environment, shares of Fundamental Investors dropped by 17.3%, with dividends reinvested.

Although the fund's results for 2002 are disappointing on an absolute basis, they compare favorably with the results of its two peer-group benchmarks as well as those of the broader stock market. The Lipper Large-Cap Core Fund Index, which tracks funds that allow a wide latitude of companies in their portfolios, lost 21.2% of its value. The Lipper Large-Cap Value Fund Index, which tracks funds that invest in companies that are undervalued within their industries, declined by 19.7%.

The broader stock market as measured by the unmanaged Standard & Poor's 500 Composite Index, which tracks relatively large companies listed on U.S. exchanges, declined by 22.1%.

Despite the continued struggle to find dividend-paying companies, we are pleased to report that the fund met its goal of providing steady quarterly income, paying shareholders a total of 49.5 cents a share for the year --10 cents a share for each of the first three quarters and 19.5 cents a share in the fourth quarter. The fund's focus on dividend-paying companies also helped to offset the decline in stock prices during the period.

TOUGH TIMES CONTINUE

The fund continued to be hurt by significant declines in some of its largest holdings. Telecommunications companies continued to struggle against heavy debt loads and rising competitive pressures. This resulted in a major drop in the fund's largest holding, SBC Communications (-30.8%).

[Begin Table]

RESULTS AT A GLANCE

Average annual compound returns for periods ended December 31, 2002, with all distributions reinvested.
                                                                    1 YEAR            5 YEARS          10 YEARS          LIFETIME*

Fundamental Investors                                               -17.34%           +2.54%           +10.72%          +13.50%
Standard & Poor's 500 Composite Index                               -22.09            -0.58             +9.34           +12.90
Lipper Large-Cap Value Fund Index                                   -19.68            -0.39             +8.72           +12.53
Lipper Large-Cap Core Fund Index                                    -21.23            -0.74             +8.04            --

*Since Capital Research and Management Company began managing the fund on August 1, 1978. The indexes are unmanaged.
[End Table]


[Begin Sidebar]
The fund's focus on dividend-paying companies helped to offset the decline in stock prices during the period.
[End Sidebar]

Media giant AOL Time Warner (-59.2%), among the fund's top 10 holdings, suffered from weakness in advertising and accounting questions at the AOL division.

The stocks of both companies fell to such levels, however, that we believed they offered value relative to their prospects for revenue and earnings growth. As a result, the fund took the opportunity to add to its holdings considerably during the year and benefited from a rebound in those share prices later in the year.

Other large holdings that declined for the period included pharmaceutical companies such as Eli Lilly (-19.1%) and AstraZeneca (-23.0%), as well as financial services firms J.P. Morgan Chase (-34.0%) and FleetBoston Financial (-33.4%).

BRIGHT SPOTS FOR THE PERIOD

Although there have been a dearth of safe havens in this market, some areas of the economy have done well.

Oil and gas stocks, which represent 9.7% of the fund's portfolio, helped the fund's results for the period. Holdings such as Norsk Hydro (+6.3%), a Norwegian oil and gas producer; LUKoil Holding (+23.5%), a Russian oil producer; Murphy Oil (+2.0%), an oil and natural gas producer with operations in the United States, the United Kingdom and Canada; Shell Canada (+8.6%), one of Canada's leading refiners; and Imperial Oil (+2.9%), one of Canada's largest integrated oil companies, all had gains in a down market.

Consumer staples such as Unilever (+7.1%), whose products include Breyer's ice cream, Dove soap and Lipton teas; and Kellogg (+13.9%), maker of ready-to-eat cereals and other convenience food products, also did well.

INCREASED EXPOSURE OUTSIDE THE UNITED STATES

During the period, we anticipated a decline in the U.S. dollar. As a result, we increased the fund's exposure to the stocks of non-U.S. companies from 16.2% to 19.5% of the overall portfolio. Most of the increase was in Europe and Asia to take advantage of their stronger currencies.

OUR INVOLVEMENT IN CORPORATE GOVERNANCE

Questionable accounting practices in some U.S. corporations have clearly been a problem and were certainly one of the causes of the stock market excesses of the 1990s. The good news, however, is that they are being repaired. Due to recently passed legislation, corporate audits will be stricter. Chief executive officers of all public U.S. corporations are now required to sign off on the accuracy of their companies' statements. Reported corporate earnings likely will be reduced as a result of the tougher standards, but we believe that implementation of new rules will help cleanse the financial system and be positive for investors and corporations over the long run.

We have always focused on issues of corporate leadership and integrity as we conduct our own thorough investment research. We build relationships with corporate managements that involve frequent in-person dialogue, including discussions of matters involving share-holders' best interests. We have a long-standing process in place to ensure in-depth consideration of our proxy votes. In this regard, we have no hesitation about voting proxies in the best interest of shareholders, regardless of management's position. We are also active participants in several industry groups in defending investor interests.

[Begin Table]
FUNDAMENTAL INVESTORS' TOTAL RETURN YEAR BY YEAR

                                CAPITAL RETURN     INCOME RETURN  TOTAL RETURN

1993                                +15.7%            +2.5%          +18.2%
1994                                 -1.2             +2.5           + 1.3
1995                                +31.9             +2.3           +34.2
1996                                +18.2             +1.8           +20.0
1997                                +25.0             +1.7           +26.7
1998                                +15.2             +1.5           +16.7
1999                                +23.2             +1.4           +24.6
2000                                 +3.1             +1.2            +4.3
2001                                -10.9             +1.3            -9.6
2002                                -19.1             +1.8           -17.3

10-year average annual compound return                                  +10.7%
10-year total return                                                   +176.8
Lifetime total return (since August 1, 1978)                         +2,100.4

Total return measures both capital results (changes in net asset value) and income return (from income dividends), assuming reinvestment of all dividends and capital gain distributions.
[End Table]

STAYING FOCUSED ON THE LONG TERM

There are other positive developments on the horizon. In addition to the new accounting rules, it appears that we are heading in a direction where dividends may be more favorably treated by the U.S. tax system.

We believe that reducing the taxes that corporations and individuals must pay on dividends will be healthy for the economy and beneficial to the stock market.

Although it is always painful to lose money, we are confident that your portfolio is well-positioned to benefit as the economy recovers. Long-term shareholders in Fundamental Investors have enjoyed solid returns over the years. For the past 10-year period, the fund has earned an average annual compound return of 10.7%, surpassing the S&P 500's 9.3% return, the Lipper Large-Cap Core Fund Index's 8.0% return and the Lipper Large-Cap Value Fund Index's 8.7% return.

We thank you for your continued patience in this difficult period and appreciate your willingness to maintain a long-term view, as we do.

Sincerely,

/s/ James F. Rothenberg
James F. Rothenberg
Chairman

/s/ James E. Drasdo
James E. Drasdo
President

February 12, 2003

THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

This chart illustrates how a $10,000 investment in the fund grew between August 1, 1978 -- when Capital Research and Management Company became Fundamental Investors' investment adviser -- and December 31, 2002, taking into account the maximum 5.75% sales charge. Sales charges are lower for accounts of $25,000 or more. The chart also shows how the S&P 500 and the Lipper Large-Cap Core Fund Index3 fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).

Here are the fund's average annual compound returns with all distributions reinvested for periods ended December 31, 2002, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                              Average annual
                             compound return

1 year                               -22.08%
5 years                               +1.33%
10 years                             +10.06%

Results for other share classes can be found on page 31. For the most current investment results, please refer to americanfunds.com.

[begin mountain chart]

                                              Fundamental Investors        Fundamental Investors
                                              with dividends               not including
                                              reinvested  /1/,/2/          dividends /1/,/3/
          Initial Investment      7/31/1978   $9,425                       $9,425
1978      High                    11-Sep      10,000                       9,919
          Low                     14-Nov      8,667                        8,596
          Close                   29-Dec      9,155                        8,947
1979      Low                     27-Feb      9,086                        8,880
          High                    5-Oct       10,823                       10,310
          Close                   31-Dec      10,556                       9,892
1980      Low                     21-Apr      9,625                        8,907
          High                    20-Nov      13,131                       11,876
          Close                   31-Dec      12,807                       11,390
1981      High                    27-Apr      13,986                       12,308
          Low                     25-Sep      11,906                       10,243
          Close                   31-Dec      12,654                       10,688
1982      Low                     22-Jan      10,593                       8,947
          High                    7-Dec       17,346                       13,833
          Close                   31-Dec      16,957                       13,522
1983      Low                     3-Jan       16,636                       13,266
          High                    10-Oct      21,599                       16,721
          Close                   30-Dec      21,389                       16,424
1984      High                    9-Jan       22,004                       16,896
          Low                     24-Jul      18,549                       13,980
          Close                   31-Dec      22,621                       16,759
1985      Low                     1-May       22,881                       16,819
          High                    16-Dec      29,735                       21,355
          Close                   31-Dec      29,448                       21,148
1986      Low                     14-Feb      31,766                       22,813
          High                    4-Sep       36,571                       25,757
          Close                   31-Dec      35,941                       25,151
1987      High                    25-Aug      50,132                       34,478
          Low                     4-Dec       33,691                       23,002
          Close                   31-Dec      37,295                       25,463
1988      Low                     20-Jan      36,464                       24,895
          High                    5-Jul       43,076                       28,988
          Close                   30-Dec      43,246                       28,561
1989      Low                     3-Jan       43,068                       28,443
          High                    9-Oct       58,786                       38,138
          Close                   29-Dec      55,597                       35,438
1990      High                    4-Jun       60,265                       37,947
          Low                     11-Oct      46,988                       29,390
          Close                   31-Dec      52,130                       32,180
1991      Low                     9-Jan       50,201                       30,989
          High                    31-Dec      67,947                       40,940
          Close                   31-Dec      67,947                       40,940
1992      Low                     8-Apr       66,472                       39,828
          High                    12-Nov      72,487                       42,938
          Close                   31-Dec      74,871                       44,059
1993      Low                     8-Jan       74,615                       43,908
          High                    2-Nov       88,379                       51,169
          Close                   31-Dec      88,466                       50,884
1994      High                    2-Feb       91,634                       52,706
          Low                     8-Dec       86,773                       48,708
          Close                   30-Dec      89,641                       50,319
1995      Low                     3-Jan       89,539                       50,261
          High                    29-Nov      119,497                      66,056
          Close                   29-Dec      120,306                      66,210
1996      Low                     10-Jan      117,715                      64,784
          High                    26-Nov      145,601                      79,119
          Close                   31-Dec      144,351                      78,143
1997      Low                     11-Apr      144,443                      77,891
          High                    7-Oct       189,427                      101,423
          Close                   31-Dec      182,855                      97,513
1998      High                    17-Jul      212,583                      112,606
          Low                     8-Oct       173,533                      91,600
          Close                   31-Dec      213,421                      112,292
1999      Low                     14-Jan      211,059                      111,050
          High                    10-Dec      258,553                      134,742
          Close                   31-Dec      265,881                      138,151
2000      High                    1-Sep       293,957                      151,363
          Low                     21-Dec      266,380                      136,743
          Close                   29-Dec      277,235                      142,315
2001      High                    1-Feb       287,822                      147,750
          Low                     21-Sep      211,970                      107,718
          Close                   31-Dec      250,761                      126,959
2002      High                    19-Mar      260,698                      131,491
          Low                     9-Oct       182,355                       91,253
          Close                   31-Dec      207,271                      102,816/1,4/


                                              S&P 500 Index with
                                              dividends reinvested
          Initial Investment      7/31/1978   $10,000
1978      High                    12-Sep      10,670
          Low                     14-Nov      9,306
          Close                   29-Dec      9,762
1979      Low                     27-Feb      9,807
          High                    5-Oct       11,769
          Close                   31-Dec      11,579
1980      Low                     27-Mar      10,627
          High                    28-Nov      15,813
          Close                   31-Dec      15,336
1981      High                    6-Jan       15,603
          Low                     25-Sep      13,172
          Close                   31-Dec      14,581
1982      Low                     12-Aug      12,625
          High                    9-Nov       17,877
          Close                   31-Dec      17,723
1983      Low                     3-Jan       17,433
          High                    10-Oct      22,491
          Close                   30-Dec      21,721
1984      Low                     24-Jul      19,933
          High                    6-Nov       23,337
          Close                   31-Dec      23,083
1985      Low                     4-Jan       22,592
          High                    16-Dec      30,417
          Close                   31-Dec      30,407
1986      Low                     22-Jan      29,286
          High                    2-Dec       37,737
          Close                   31-Dec      36,082
1987      High                    25-Aug      51,060
          Low                     4-Dec       34,314
          Close                   31-Dec      37,977
1988      Low                     20-Jan      37,293
          High                    21-Oct      44,800
          Close                   30-Dec      44,267
1989      Low                     3-Jan       43,883
          High                    9-Oct       58,837
          Close                   29-Dec      58,269
1990      High                    16-Jul      61,897
          Low                     11-Oct      50,026
          Close                   31-Dec      56,457
1991      Low                     9-Jan       53,255
          High                    31-Dec      73,620
          Close                   31-Dec      73,620
1992      Low                     8-Apr       70,130
          High                    18-Dec      80,063
          Close                   31-Dec      79,222
1993      Low                     8-Jan       78,011
          High                    28-Dec      87,854
          Close                   31-Dec      87,189
1994      High                    2-Feb       90,223
          Low                     4-Apr       82,600
          Close                   30-Dec      88,336
1995      Low                     3-Jan       88,305
          High                    13-Dec      122,408
          Close                   29-Dec      121,491
1996      Low                     10-Jan      118,049
          High                    25-Nov      152,084
          Close                   31-Dec      149,367
1997      Low                     2-Jan       148,615
          High                    5-Dec       201,641
          Close                   31-Dec      199,183
1998      Low                     9-Jan       190,410
          High                    29-Dec      258,425
          Close                   31-Dec      256,100
1999      Low                     14-Jan      252,550
          High                    31-Dec      309,980
          Close                   31-Dec      309,980
2000      High                    24-Mar      322,882
          Low                     20-Dec      269,684
          Close                   29-Dec      281,766
2001      High                    30-Jan      293,173
          Low                     21-Sep      207,919
          Close                   31-Dec      248,303
2002      High                    19-Mar      253,587
          Low                     9-Oct       169,983
          Close                   31-Dec      193,447




                                              Lipper Large-Cap Cord
                                              Fund Index with
                                              dividends reinvested
          Initial Investment      7/31/1978    $             10,000
1978      Hi                      31-Aug                     10,377
          Low                     31-Oct                      9,281
          Close                   29-Dec                      9,669
1979      Low                     28-Feb                      9,875
          Hi                      31-Dec                     12,215
          Close                   31-Dec                     12,215
1980      Low                     31-Mar                     11,302
          Hi                      30-Nov                     16,333
          Close                   31-Dec                     15,801
1981      Hi                      31-May                     16,348
          Low                     30-Sep                     14,422
          Close                   31-Dec                     15,524
1982      Low                     28-Feb                     14,810
          Hi                      31-Dec                     19,896
          Close                   31-Dec                     19,896
1983      Low                     31-Jan                     20,412
          Hi                      30-Jun                     24,566
          Close                   30-Dec                     24,074
1984      Low                     31-May                     21,990
          Hi                      31-Dec                     25,266
          Close                   31-Dec                     25,266
1985      Low                     31-Jan                     27,247
          Hi                      31-Dec                     32,746
          Close                   31-Dec                     32,746
1986      Low                     31-Jan                     33,199
          Hi                      30-Jun                     38,863
          Close                   31-Dec                     37,659
1987      Hi                      31-Aug                     48,880
          Low                     30-Nov                     36,183
          Close                   31-Dec                     38,784
1988      Low                     31-Jan                     39,815
          Hi                      31-Dec                     44,236
          Close                   30-Dec                     44,236
1989      Low                     28-Feb                     46,066
          Hi                      30-Sep                     56,972
          Close                   29-Dec                     56,861
1990      Hi                      30-Jun                     59,179
          Low                     31-Oct                     50,798
          Close                   31-Dec                     55,179
1991      Low                     31-Jan                     58,027
          Hi                      31-Dec                     72,449
          Close                   31-Dec                     72,449
1992      Low                     30-Jun                     71,400
          Hi                      31-Dec                     78,026
          Close                   31-Dec                     78,026
1993      Low                     31-Jan                     78,958
          Hi                      28-Dec                     86,932
          Close                   31-Dec                     86,932
1994      Low                     31-Jan                     89,731
          Hi                      30-Jun                     83,217
          Close                   30-Dec                     85,994
1995      Low                     31-Jan                     87,511
          Hi                      31-Dec                    113,302
          Close                   29-Dec                    113,302
1996      Low                     31-Jan                    116,636
          Hi                      30-Nov                    138,332
          Close                   31-Dec                    135,783
1997      Low                     31-Mar                    136,910
          Hi                      31-Dec                    175,464
          Close                   31-Dec                    175,464
1998      Hi                      31-Aug                    174,695
          Low                     29-Dec                    222,724
          Close                   31-Dec                    222,724
1999      Low                     28-Feb                    223,392
          Hi                      31-Dec                    265,820
          Close                   31-Dec                    265,820
2000      Low                     31-Aug                    285,016
          Hi                      30-Nov                    243,255
          Close                   29-Dec                    246,232
2001      High                    31-Jan                    253,204
          Low                     30-Sep                    194,590
          Close                   31-Dec                    214,629
2002      High                    31-Mar                    214,771
          Low                     30-Sep                    158,511
          Close                   31-Dec                    169,055




                                              Consumer Price Index
                                              (inflation)/5/
          Initial Investment      7/31/1978   $10,000
1978      Low                     31-Jul      10,000
          High                    29-Dec      10,304
          Close                   29-Dec      10,304
1979      Low                     31-Jan      10,396
          High                    31-Dec      11,674
          Close                   31-Dec      11,674
1980      Low                     31-Jan      11,842
          High                    31-Dec      13,135
          Close                   31-Dec      13,135
1981      Low                     31-Jan      13,242
          High                    31-Dec      14,307
          Close                   31-Dec      14,307
1982      Low                     31-Jan      14,353
          High                    31-Oct      14,947
          Close                   31-Dec      14,855
1983      Low                     31-Jan      14,886
          High                    30-Dec      15,419
          Close                   30-Dec      15,419
1984      Low                     31-Jan      15,510
          High                    31-Oct      16,027
          Close                   31-Dec      16,027
1985      Low                     31-Jan      16,058
          High                    31-Dec      16,636
          Close                   31-Dec      16,636
1986      Low                     30-Apr      16,530
          High                    31-Dec      16,819
          Close                   31-Dec      16,819
1987      Low                     31-Jan      16,925
          High                    30-Nov      17,565
          Close                   31-Dec      17,565
1988      Low                     31-Jan      17,610
          High                    30-Dec      18,341
          Close                   30-Dec      18,341
1989      Low                     31-Jan      18,432
          High                    29-Dec      19,193
          Close                   29-Dec      19,193
1990      Low                     31-Jan      19,391
          High                    30-Nov      20,365
          Close                   31-Dec      20,365
1991      Low                     31-Jan      20,487
          High                    31-Dec      20,989
          Close                   31-Dec      20,989
1992      Low                     31-Jan      21,020
          High                    30-Nov      21,613
          Close                   31-Dec      21,598
1993      Low                     31-Jan      21,705
          High                    30-Nov      22,192
          Close                   31-Dec      22,192
1994      Low                     31-Jan      22,253
          High                    30-Nov      22,785
          Close                   30-Dec      22,785
1995      Low                     31-Jan      22,877
          High                    31-Oct      23,394
          Close                   29-Dec      23,364
1996      Low                     31-Jan      23,501
          High                    30-Nov      24,140
          Close                   31-Dec      24,140
1997      Low                     31-Jan      24,216
          High                    31-Oct      24,597
          Close                   31-Dec      24,551
1998      Low                     31-Jan      24,597
          High                    31-Oct      24,962
          Close                   31-Dec      24,947
1999      Low                     31-Jan      25,008
          High                    30-Nov      25,616
          Close                   31-Dec      25,616
2000      Low                     31-Jan      25,693
          High                    30-Nov      26,499
          Close                   29-Dec      26,484
2001      Low                     31-Jan      26,651
          High                    30-Sep      27,139
          Close                   31-Dec      26,895
2002      Low                     31-Jan      26,956
          High                    31-Oct      27,595
          Close                   31-Dec      27,534/5/

                         CAPITAL                    TOTAL
Year        CAPITAL      VALUE        TOTAL         VALUE
Ended       VALUE        Value at     VALUE         Value at
December    Dividends    Year-End     Dividends     Year-End      Total
31          in Cash      /1/          Reinvested    /1/           Return
1978/6/     $216         $8,947       $217          $9,155        -8.4%
1979        405          9,892        421           10,556        15.3
1980        553          11,390       603           12,807        21.3
1981        580          10,688       665           12,654        -1.2
1982        634          13,522       769           16,957        34.0
1983        594          16,424       755           21,389        26.1
1984        556          16,759       734           22,620        5.8
1985        582          21,148       795           29,448        30.2
1986        636          25,151       894           35,941        22.0
1987        717          25,463       1,034         37,295        3.8
1988        895          28,561       1,328         43,246        16.0
1989        1,225        35,438       1,877         55,597        28.6
1990        1,058        32,180       1,678         52,130        -6.2
1991        904          40,940       1,477         67,947        30.3
1992        988          44,059       1,655         74,871        10.2
1993        1,084        50,884       1,857         88,466        18.2
1994        1,238        50,319       2,171         89,641        1.3
1995        1,160        66,210       2,082         120,306       34.2
1996        1,196        78,143       2,188         144,352       20.0
1997        1,351        97,513       2,511         182,855       26.7
1998        1,428        112,292      2,690         213,421       16.7
1999        1,578        138,151      3,013         265,882       24.6
2000        1,716        142,315      3,319         277,235       4.3
2001        1,844        126,959      3,611         250,761       -9.6
2002        2,289        102,816/4/   4,553         207,271/2/    -17.3

Average annual compound rate of return for 24-1/2 years   13.2%/1/

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

The S&P 500 Index is unmanaged, does not reflect sales charges, commissions or expenses and cannot be invested in directly.

/1/ Results reflect payment of maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments.

/2/ Includes reinvested dividends of $42,901 and reinvested capital gain distributions of $130,729.

/3/ From August 1, 1978, through December 31, 1978, the Lipper Large-Cap Value Fund Index was used because the Lipper Large-Cap Core Fund Index did not yet exist. Since January 1, 1979, the Lipper Large-Cap Core Fund Index has been used.

/4/ Includes reinvested capital gain distributions of $73,002 but does not reflect income dividends of $25,429 taken in cash.

/5/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

/6/ For the period August 1,1978 (when Capital Research and Management Company became investment adviser) through December 31, 1978.
[end mountain chart]

[illustration: wider angle view of businessman looking in from the top of a building]
[Begin Caption]
"Fundamental investors concern themselves with the basics of the business and the enterprise."
[End Caption]

A FUNDAMENTAL PERSPECTIVE:
A LOOK INSIDE YOUR FUND'S MULTIFACETED INVESTMENT APPROACH

The past three years have been among history's worst for the stock market. The downturn that began in March 2000 marked the largest percentage drop since 1937-1942 and lasted several months longer than the 1973-1974 slump. Nearly all sectors have experienced significant declines, dragging down the portfolio values of almost anyone with money invested in stocks, including shareholders of Fundamental Investors.

The bright spot for your fund, however, is that it has done better than the broader market in the period since the recent peak, as well as during the past two market cycles.* To understand why, we think it's important to understand just what we mean when we refer to the fund and its approach as "fundamental."

*Over the fund's lifetime, there have been periods where it has lagged the broader market, as measured by the S&P 500.

A LOOK AT THE NUMBERS

Let's begin by reviewing just how the fund has done in the hectic market times experienced in the past several years. From the market peak on March 24, 2000, to last year's low on October 9, the unmanaged Standard & Poor's 500 Composite Index, which tracks relatively large companies listed on U.S. exchanges, lost 47.4% of its value, with dividends reinvested. By comparison, Fundamental Investors lost 35.9%.

An even better measure by which to evaluate a fund's results is to compare its returns with the broader market over complete market cycles -- for example, from market low to market low and from peak to peak. In both cases, Fundamental Investors still outpaced the S&P 500. From the market low on August 31, 1998, to the low on October 9, 2002, Fundamental Investors posted a gain of 3.5%, compared with a loss of 14.3% for the S&P 500.

From the market high on July 17, 1998, to the top on March 24, 2000, the fund's shareholders earned a 33.8% return, compared with a 31.6% return for the S&P 500.

FOCUSING ON SOME BASIC FACTORS

We strongly believe that Fundamental Investors has bettered the S&P 500 over these market cycles as a result of its consistent and fundamental approach to investing.

First, it's important to understand how "fundamental investing" is defined by the fund's portfolio counselors. Some investors interpret the term as a strict adherence to certain technical measures, such as only buying single-digit P/E-ratio stocks. "That's much more mechanistic than the managers of this fund will ever be," says Jim Drasdo, president of Fundamental Investors and one of its four portfolio counselors.

"Fundamental investors," he explains, "concern themselves with the basics of the business and the enterprise." That includes everything from its management, employees, business strategies, products and services to its financial strength, earnings and dividends.

"We certainly look at measures such as earnings, book value and tangible assets, but we also look at less quantifiable, softer determinants of a company's long-term chances of success," says Jim. "For example, we review the quality and integrity of its management, the defensibility of the company's product position, the threat of technological obsolescence, and opportunities and threats posed by changing trade patterns." Taking a long-term view of these factors and having the patience to wait for these values to be realized in the stock price are part of the discipline.

This approach gives the portfolio counselors the flexibility and discretion needed to uncover values that other investors have not yet recognized. With the help of the fund's research analysts, they look at each investment from many angles and ask hard questions about the environment in which the company operates and how it might change in the future.

[illustration: abstract of person picking apples from an apple tree]
[Begin Caption]
At a time when investors are questioning the accuracy of reported earnings, dividends offer concrete evidence of a company's profits.
[End Caption]

A FLEXIBLE DEFINITION OF VALUE

The fund's approach also gives the counselors the flexibility they need to adapt to shifts in economic and market conditions.

"Fundamental Investors is a fund that is more capable of changing with the economic climate than most other similar funds," says Mike Kerr, another portfolio counselor for the fund. "We're a value fund that defines value quite differently depending on the opportunity the stock market presents. For example, this fund has periods where growth stocks make up the bulk of the fund's assets and other periods where traditional value stocks provide most of the assets."

It's also important to note that the fund does not have a strict list of companies in which it can invest. "During the market top, for example, the fund's value approach resulted in the fund owning fewer of the growth stocks that suffered so severely when the market dropped," says Mike. "Recently, as some of these returned to what we consider reasonable price ranges, we have revisited them. In some cases, we've reversed course to own stocks we avoided two years ago."

THE ROLE OF DIVIDENDS

Another characteristic of the fund that has helped its returns over the long term is its income objective. Because it is a growth-and-income fund, dividends play an important role in the fund's total return. On December 31, 2002, the S&P 500's distribution rate, which is calculated by adding the most recent 12 months of dividends and then dividing the total by the month-end index value, was 1.8%. Fundamental Investors' distribution rate was 2.2% for the same period.

[illustration: abstract of three people looking in different directions through telescopes]
[Begin Caption]
"We each have very different styles and ideas about what represents value. That usually means we each excel at different periods in the cycle."
[End Caption]

[Begin Table]
COMPARING MARKET CYCLES

A good test of a mutual fund is how it does over a full market cycle -- for example, from market high to market high or market low to market low*. Here are total returns, with distributions reinvested, for Fundamental Investors and Standard & Poor's 500 Composite Index over the most recent stock market cycles.

                                               HIGH-TO-HIGH      LOW-TO-LOW
                                               7/17/98-3/24/00  8/31/98-10/9/02

Fundamental Investors                             +33.8%            +3.5%
S&P 500                                           +31.6%           -14.3%

*As measured by the S&P 500.
[End Table]

Dividend-paying companies served as a particularly helpful cushion during the past several years, says Jim Drasdo. At a time when accounting scandals and corporate bankruptcies raised important questions about the accuracy of reported earnings, dividends offered concrete evidence of a company's profits. "Companies only pay dividends if their earnings are real," says Jim.

"Paying dividends is a great discipline," adds portfolio counselor Gordon Crawford. "Having to earn dividend income as part of the fund's objective means we tend to hold more conservative stocks."

THE BENEFIT OF MULTIPLE PERSPECTIVES

A unique aspect of the fund's approach is the multiple portfolio counselor system, which is integral to all of the American Funds. Fundamental Investors' assets are divided into five segments. Four of those segments are individually managed by each of four portfolio counselors -- Jim Drasdo, Gordon Crawford, Dina Perry and Mike Kerr -- who have an average 21 years with Capital Research and Management Company, adviser to all the American Funds. The fifth segment of the fund is assigned to a group of research analysts who bring their own investment expertise to the table.

Unlike a committee, where decisions are made by consensus, each portfolio counselor operates autonomously and invests his or her portion as if it were an entire fund. The independence that individual portfolio counselors enjoy means they can focus on -- and invest in -- those companies they believe in and understand. They don't have to drift beyond their fields of expertise to provide diversification.

"We each think very differently," says Gordon. "We each have very different styles and ideas about what represents value. That usually means we each excel at different periods in the cycle, and there's someone always out of step at different periods in the cycle." That kind of diversity means the fund likely will never be overly exposed to one area, which can help reduce volatility over the long term. Although all four counselors are bottom-up stock pickers, meaning they focus on individual companies rather than broad sectors or trends, each has his or her own criteria for choosing holdings.

Jim, for example, looks for what he calls "triple plays" -- companies that have growing sales, rising margins and "enough of a story that if earnings go up, the P/E ratio will go up as well." A good example is Northrop Grumman, which specializes in weapons building. "Northrop Grumman has gone from being a third-tier player to the second-largest company in the industry," says Jim. "The company is also cutting costs from its operations, which we hope will boost margins. And defense, which is vital to the national interest, will likely rise as a percentage of Gross Domestic Product due to the crises in Iraq and North Korea. So it's possible the company's P/E ratio may also go up."

Gordon says he does not have specific criteria, but builds his portfolio one stock at a time with companies that are well run and have visionary management. His holdings include growth stocks such as Viacom, the media company; companies that will benefit from the weakening U.S. dollar, such as Unilever, the consumer products company; and high-yielding stocks such as J.P. Morgan Chase, the global financial services firm. "There is no big theme," he says, "just a group of highly researched individual companies in which we have a lot of confidence."

Dina, who trained as an economist, looks for companies in industries that are out of favor. "I try to find sectors of the market that are undervalued, and then choose individual stocks from within those sectors," she says. This past year, for example, she bought shares of telecom service companies such as SBC Communications, Verizon Communications and Sprint after their stock prices had fallen.

Mike Kerr says he has no rigid rules, and buys both growth and value stocks for the portfolio. He owns value stocks such as Philip Morris (now known as Altria Group), the tobacco and consumer products giant, but also buys growth stocks such as Sanofi-Synthelabo, a French drug company whose growth rate is greater than its P/E ratio.

All the counselors are looking for long-term prospects. "We don't buy stocks that we want to sell in six to 12 months," says Dina. "We buy stocks that we can hold for a number of years."

[illustration: abstract of person, with clipboard in hand, looking at a weight scale with buildings on each of the sides]
[Begin Caption]
Investment decisions are not reliant on Wall Street research from investment-banking firms, but on our analysts' independent research. [End Caption]

INDEPENDENT, HANDS-ON RESEARCH

The key to finding long-term values, of course, is research. At Capital Research, the approach includes covering the entire market all the time. "Most of our competitors' research staffs focus only on the part of the market that's working at the time," says Mike. "During the 1990s, they focused on growth. Today, those same companies are actively talking about how their emphasis is shifting to value and yield."

In addition, most of the research is hands-on. Analysts spend time talking to company officials, competitors, suppliers and creditors to get a well-rounded view of a company's prospects. Investment decisions are not reliant on Wall Street research from investment-banking firms, but on our analysts' independent research.

Another key advantage of this investment culture is that analysts have long histories with the companies they follow. Often, they have been dealing with them for more than a decade. "If our analysts are successful, we ask them to keep the analyst role for their entire career," says Mike. As a result, analysts can take the level of discussion at management meetings to a much more sophisticated level. In addition, corporate managements realize that if they mislead or misrepresent information to an analyst, they must still deal with that analyst for many years to come.

This kind of independent, hands-on research also extends to the global marketplace. The fund's investment guidelines give managers and analysts the ability to invest up to 30% of the fund's assets in companies outside the United States. This global reach not only expands the universe from which they can find values, but it also allows them to take advantage of various economic and political conditions around the world, such as declines in the U.S. dollar, to earn higher returns and dividend yields than they otherwise could.

LONG-TERM RESULTS

It is the unique combination of Fundamental Investors' search for value, attention to research, focus on dividends and multiple perspectives that provides the fund with the ability to uncover the stocks it needs to achieve solid long-term results.

Although the past three years have been difficult ones, steadfast shareholders have seen the rewards of patience over the long term. During the past five-year period, the fund earned an average annual return of 2.5% compared with a 0.6% loss for the S&P 500. Over the past 10-year period, shareholders earned an average annual return of 10.7%, outpacing the S&P 500's 9.3% return.

Going forward, Mike expects that economic growth and corporate profitability during the next market cycle will be lower than the past cycle. "This creates a stock-picker's market," he says, "and an advantage to a longer term focus that we hope will be to our benefit."

[Begin Sidebar]
A WEALTH OF EXPERIENCE

Experience helps the fund's portfolio counselors put wisdom to work and market events in perspective. The four portfolio counselors who manage Fundamental Investors bring an average 26 years of overall investment experience to their jobs, and have an average 21 years of experience with American Funds or its affiliates.

                                Years of             Years with
                               investment          American Funds
                               experience           or affiliates

Gordon Crawford                    31                    31
Jim Drasdo                         30                    25
Dina Perry                         24                    10
Mike Kerr                          18                    16
[End Sidebar]


Investment portfolio
December 31, 2002

LARGEST EQUITY HOLDINGS

                            Percent of
                            net assets

SBC Communications            2.72%
Eli Lilly                     2.31
Dow Chemical                  1.92
AstraZeneca                   1.79
Norsk Hydro                   1.76
Viacom                        1.71
Suncor Energy                 1.70
Raytheon                      1.67
AOL Time Warner               1.53
General Electric              1.52


LARGEST INDUSTRY HOLDINGS
                            Percent of
                            net assets

Oil & gas                     9.73%
Pharmaceuticals               8.93
Diversified telecommunication
 services                     5.96
Insurance                     5.61
Media                         5.42

Fundamental Investors
Investment portfolio, December 31, 2002



                                                                                                         Shares or         Market
                                                                                                         principal          value
Equity securities (common and preferred stocks and convertible debentures)                                  amount           (000)
OIL & GAS  -  9.73%
Norsk Hydro AS (ADR) (Norway)                                                                            3,559,000    $   158,055
Norsk Hydro AS                                                                                           2,934,600        131,571
Suncor Energy Inc. (Canada)                                                                             17,808,054        278,833
ConocoPhillips (formerly Phillips Petroleum Co.)                                                         2,900,000        140,331
LUKoil Holding (ADR) (Russia)                                                                            2,250,000        136,800
Statoil ASA (Norway)                                                                                    15,000,000        126,706
Exxon Mobil Corp.                                                                                        3,500,000        122,290
ENI SpA (Italy)                                                                                          7,500,000        119,249
Unocal Corp.                                                                                             3,000,000         91,740
Unocal Capital Trust 6.25% convertible preferred 2026                                                  $22,500,000         23,062
Shell Canada Ltd. (Canada)                                                                               3,273,200        102,087
Murphy Oil Corp.                                                                                         1,789,200         76,667
EnCana Corp. (Canada)                                                                                    1,846,800         57,435
Imperial Oil Ltd. (Canada)                                                                               1,175,520         33,737


PHARMACEUTICALS  -  8.93%
Eli Lilly and Co.                                                                                        5,965,000        378,777
AstraZeneca PLC (United Kingdom)                                                                         5,260,000        185,489
AstraZeneca PLC                                                                                          2,000,000         71,480
AstraZeneca PLC (ADR)                                                                                    1,076,266         37,766
Sanofi-Synthelabo (France)                                                                               2,650,000        162,003
Pharmacia Corp.                                                                                          2,891,600        120,869
Johnson & Johnson                                                                                        2,200,000        118,162
Wyeth                                                                                                    2,472,200         92,460
Schering-Plough Corp.                                                                                    3,900,000         86,580
Merck & Co., Inc.                                                                                        1,250,000         70,762
Bristol-Myers Squibb Co.                                                                                 3,000,000         69,450
Pfizer Inc                                                                                               1,400,000         42,798
Forest Laboratories, Inc.  (1)                                                                             300,000         29,466


DIVERSIFIED TELECOMMUNICATION SERVICES  -  5.96%
SBC Communications Inc.                                                                                 16,500,000        447,315
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                                                    4,500,000        143,910
AT&T Corp.                                                                                               4,995,000        130,419
Sprint Corp. - FON Group (formerly Sprint FON Group)                                                     7,447,300        107,837
Verizon Communications Inc.                                                                              2,000,000         77,500
Swisscom AG (Switzerland)                                                                                  167,510         48,576
NTL Communications Corp. 6.75% convertible notes 2008 (2)  (3)                                     $    83,000,000          9,545
NTL Inc. 5.75% convertible subordinated notes 2009 (3)                                             $    65,000,000          9,100
Qwest Trends Trust 5.75% convertible preferred 2003  (2)                                                   370,500          4,423


INSURANCE  -  5.61%
Berkshire Hathaway Inc., Class A  (1)                                                                        3,050        221,887
American International Group, Inc.                                                                       3,800,000        219,830
Allstate Corp.                                                                                           4,800,000        177,552
XL Capital Ltd., Class A                                                                                 1,700,000        131,325
AMP Ltd. (Australia)                                                                                    10,082,539         63,057
21st Century Insurance Group                                                                             3,000,000         37,560
Aon Corp.                                                                                                1,767,400         33,386
Marsh & McLennan Companies, Inc.                                                                           481,200         22,236
Chubb Corp. 7.00% convertible preferred 2005, units                                                $    15,172,500         14,338


MEDIA  -  5.42%
Viacom Inc., Class B, nonvoting  (1)                                                                     5,698,400        232,267
Viacom Inc., Class A  (1)                                                                                1,200,000         48,972
AOL Time Warner Inc.  (1)                                                                               19,190,000        251,389
News Corp. Ltd., preferred (ADR) (Australia)                                                             6,200,000        140,430
News Corp. Ltd. (ADR)                                                                                    1,400,000         36,750
Dow Jones & Co., Inc.                                                                                    1,800,000         77,814
Liberty Media Corp., Class A  (1)                                                                        5,150,000         46,041
Comcast Corp., Class A, special stock, nonvoting  (1)                                                    2,000,000         45,180
Interpublic Group of Companies, Inc. 1.87% convertible subordinated notes 2006 (2)                 $     8,168,000          6,269
Adelphia Communications Corp. 6.00% convertible subordinated notes 2006 (3)                        $    86,000,000          4,730
United Pan-Europe Communications NV, Class A, convertible preferred (Netherlands) (1) (2) (4)                1,120            459
United Pan-Europe Communications NV, warrants, expire 2007 (1) (4)                                         543,826              0


AEROSPACE & DEFENSE  -  4.48%
Raytheon Co.                                                                                             7,332,732        225,482
Raytheon Co. - RC Trust I 8.25% convertible preferred 2006, units                                  $    44,500,000         48,594
Boeing Co.                                                                                               4,400,000        145,156
Northrop Grumman Corp.                                                                                   1,000,000         97,000
Northrop Grumman Corp. 7.25% convertible preferred 2004, units                                     $    36,969,000         39,830
Lockheed Martin Corp.                                                                                    1,748,200        100,959
Honeywell International Inc.                                                                             1,500,000         36,000
Bombardier Inc., Class B (Canada)                                                                        7,500,000         25,293
United Technologies Corp.                                                                                  286,400         17,740


BANKS  -  4.10%
FleetBoston Financial Corp.                                                                              9,615,100        233,647
Allied Irish Banks, PLC (Ireland)                                                                        8,871,485        119,735
Cullen/Frost Bankers, Inc.                                                                               2,550,000         83,385
BANK ONE CORP.                                                                                           2,200,000         80,410
KeyCorp                                                                                                  3,100,000         77,934
National City Corp.                                                                                      1,500,000         40,980
Sumitomo Mitsui Financial Group, Inc. (formerly Sumitomo Mitsui Banking Corp.) (Japan) (1)                  10,000         31,245
PNC Financial Services Group, Inc.                                                                         163,400          6,846


ELECTRIC UTILITIES  -  3.97%
Dominion Resources, Inc.                                                                                 4,350,000        238,815
Exelon Corp.                                                                                             3,000,000        158,310
DTE Energy Co.                                                                                           1,906,900         88,480
Constellation Energy Group, Inc.                                                                         2,296,100         63,878
FPL Group, Inc.                                                                                            600,000         36,078
TXU Corp.                                                                                                1,167,200         21,803
Xcel Energy Inc.                                                                                         1,800,000         19,800
American Electric Power Co., Inc.                                                                          672,100         18,368
Entergy Corp.                                                                                              150,000          6,839


FOOD PRODUCTS  -  3.74%
Unilever NV, New York registered (Netherlands)                                                           3,930,000        242,520
Nestle SA (Switzerland)                                                                                    475,000        100,771
H.J. Heinz Co.                                                                                           2,200,000         72,314
General Mills, Inc.                                                                                      1,404,200         65,927
Sara Lee Corp.                                                                                           2,700,000         60,777
Kellogg Co.                                                                                              1,100,000         37,697
Archer Daniels Midland Co.                                                                               2,715,200         33,668


INDUSTRIAL CONGLOMERATES  -  3.03%
General Electric Co.                                                                                    10,250,000        249,588
3M Co.                                                                                                     700,000         86,310
Siemens AG (Germany)                                                                                     2,000,000         85,010
Tyco International Ltd.                                                                                  4,500,000         76,860


CHEMICALS  -  3.01%
Dow Chemical Co.                                                                                        10,619,700        315,405
E.I. du Pont de Nemours and Co.                                                                          3,000,000        127,200
Air Products and Chemicals, Inc.                                                                         1,000,000         42,750
Monsanto Co.                                                                                               493,286          9,496


MACHINERY  -  2.79%
Deere & Co.                                                                                              5,000,000        229,250
Caterpillar Inc.                                                                                         2,600,000        118,872
Parker Hannifin Corp.                                                                                    2,400,000        110,712


SPECIALTY RETAIL  -  2.28%
Lowe's Companies, Inc.                                                                                   5,350,000        200,625
Limited Brands, Inc.                                                                                    12,500,000        174,125


MULTI-UTILITIES & UNREGULATED POWER  -  2.16%
Duke Energy Corp.                                                                                       10,275,000        200,774
Duke Energy Corp. 8.25% convertible preferred 2004, units                                                 $500,000            318
Questar Corp.                                                                                            3,000,000         83,460
El Paso Corp.                                                                                            9,620,900         66,961
Williams Companies, Inc.                                                                                 1,000,000          2,700


METALS & MINING  -  2.06%
BHP Billiton Ltd. (Australia)                                                                           23,945,030        135,958
Alcoa Inc.                                                                                               4,773,800        108,747
Rio Tinto PLC (United Kingdom)                                                                           2,000,000         39,926
Phelps Dodge Corp.  (1)                                                                                    965,620         30,562
Massey Energy Co.                                                                                        2,011,700         19,554
BHP Steel Ltd. (Australia) (1)                                                                           2,113,020          3,818


PAPER & FOREST PRODUCTS  -  2.06%
International Paper Co.                                                                                  3,000,000        104,910
Weyerhaeuser Co.                                                                                         2,025,000         99,650
Norske Skogindustrier ASA, Class A (Norway)                                                              6,566,900         92,926
Bowater Inc.                                                                                               700,000         29,365
Georgia-Pacific Corp., Georgia-Pacific Group                                                               698,640         11,290


DIVERSIFIED FINANCIALS  -  2.05%
J.P. Morgan Chase & Co.                                                                                  7,650,000        183,600
Fannie Mae                                                                                               1,917,800        123,372
Household International, Inc.                                                                            1,050,000         29,201


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  1.69%
Texas Instruments Inc.                                                                                  11,663,024        175,062
Maxim Integrated Products, Inc.                                                                          1,500,000         49,560
National Semiconductor Corp.  (1)                                                                        1,750,000         26,268
Cypress Semiconductor Corp.  (1)                                                                         3,225,000         18,447
Semtech Corp. 4.50% convertible subordinated notes 2007                                            $    10,000,000          8,763


ENERGY EQUIPMENT & SERVICES  -  1.61%
Baker Hughes Inc.                                                                                        4,800,000        154,512
Halliburton Co.                                                                                          5,900,000        110,389


ROAD & RAIL  -  1.60%
Canadian Pacific Railway Ltd. (Canada)                                                                   5,959,000        117,392
Union Pacific Corp.                                                                                      1,500,000         89,805
Burlington Northern Santa Fe Corp.                                                                       2,110,000         54,881


COMPUTERS & PERIPHERALS  -  1.55%
International Business Machines Corp.                                                                    2,200,000        170,500
Hewlett-Packard Co.                                                                                      2,000,000         34,720
Sun Microsystems, Inc.  (1)                                                                              8,633,400         26,850
Dell Computer Corp.  (1)                                                                                   850,000         22,729


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.52%
Sanmina Corp. 0% convertible subordinated debenture 2020                                           $   166,000,000         68,475
SCI Systems, Inc. 3.00% convertible subordinated debentures 2007                                   $    54,500,000         38,899
Sanmina-SCI Corp.  (1)                                                                                   3,960,000         17,780
Agilent Technologies, Inc.  (1)                                                                          3,300,000         59,268
Agilent Technologies, Inc. 3.00% convertible debentures 2021 (5)                                   $    15,074,000         14,528
Agilent Technologies, Inc. 3.00% convertible debentures 2021 (2)  (5)                              $    10,370,000          9,994
Jabil Circuit, Inc.  (1)                                                                                 1,400,000         25,088
Solectron Corp. 7.25% convertible preferred 2004, units                                            $    30,000,000         14,040
DDi Corp. 5.25% convertible subordinated note 2008                                                 $    10,000,000          1,500


TOBACCO  -  1.41%
Philip Morris Companies Inc.                                                                             5,700,000        231,021


BEVERAGES  -  1.30%
PepsiCo, Inc.                                                                                            1,800,000         75,996
Anheuser-Busch Companies, Inc.                                                                           1,500,000         72,600
Coca-Cola Co.                                                                                            1,500,000         65,730


MULTILINE RETAIL  -  1.21%
Target Corp.                                                                                             4,172,800        125,184
May Department Stores Co.                                                                                3,200,000         73,536


COMMUNICATIONS EQUIPMENT  -  1.20%
Cisco Systems, Inc.  (1)                                                                                 9,000,000        117,900
Motorola, Inc.                                                                                           6,510,000         56,312
Motorola, Inc. 7.00% convertible preferred 2004, units                                             $    20,000,000         12,800
Corning Inc. 3.50% convertible debentures 2008                                                      $    8,000,000          5,560
Corning Inc.  (1)                                                                                        1,520,000          5,031


HOUSEHOLD PRODUCTS  -  1.12%
Colgate-Palmolive Co.                                                                                    3,500,000        183,505


SOFTWARE  -  1.05%
Microsoft Corp.  (1)                                                                                     3,320,000        171,644


AUTOMOBILES  -  1.01%
General Motors Corp.                                                                                     4,000,000        147,440
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032                      $12,500,000         10,213
Ford Motor Co.                                                                                             850,000          7,905


COMMERCIAL SERVICES & SUPPLIES  -  0.83%
Automatic Data Processing, Inc.                                                                          2,100,000         82,425
Sabre Holdings Corp., Class A  (1)                                                                       2,045,304         37,040
Ceridian Corp.  (1)                                                                                      1,200,000         17,304


FOOD & DRUG RETAILING  -  0.77%
Walgreen Co.                                                                                             3,622,300        105,735
Albertson's, Inc.                                                                                          898,550         20,002


REAL ESTATE  -  0.62%
Equity Residential                                                                                       2,700,000         66,366
Unibail (France)                                                                                           435,000         30,953
Plum Creek Timber Co., Inc.                                                                                205,500          4,850


PERSONAL PRODUCTS  -  0.59%
Gillette Co.                                                                                             3,200,000         97,152


CONTAINERS & PACKAGING  -  0.46%
Temple-Inland Inc.                                                                                       1,700,000         76,177


AIRLINES  -  0.39%
Delta Air Lines, Inc.                                                                                    1,900,000         22,990
Southwest Airlines Co.                                                                                   1,500,000         20,850
Continental Airlines, Inc., Class B  (1)                                                                 2,675,000         19,394


GAS UTILITIES  -  0.34%
KeySpan Corp.                                                                                            1,584,000         55,820


OTHER  -  0.77%
Genentech, Inc.  (1)                                                                                     1,000,000         33,160
Electronic Data Systems Corp.                                                                            1,400,000         25,802
Electronic Data Systems Corp. 7.625% FELINE PRIDES 2004                                                $13,980,000          6,126
FedEx Corp.                                                                                                500,000         27,110
Applera Corp. - Applied Biosystems Group                                                                 1,330,200         23,332
Sprint Corp. 7.125% convertible preferred 2004, units                                                  $38,125,000         11,148


Miscellaneous  -  2.08%
Other equity securities in initial period of acquisition                                                                  342,075


Total equity securities (cost: $17,285,908,000)                                                                        15,521,936



                                                                                                         Principal         Market
                                                                                                            amount          value
Bonds & notes                                                                                                 (000)          (000)

AIRLINES  -  0.59%
Northwest Airlines, Inc.:
 8.875% 2006                                                                                         $      45,570    $    29,848
 7.625% 2005                                                                                                36,360         24,907
 8.52% 2004                                                                                                 24,540         20,859
Continental Airlines, Inc. 8.00% 2005                                                                       28,600         14,157
Delta Air Lines, Inc., Series 1993-A2, 10.50% 2016 (6)                                                      11,500          6,900


DIVERSIFIED TELECOMMUNICATION SERVICES  -  0.49%
Comcast UK Cable Partners Ltd. 11.20% 2007                                                                  19,570         13,112
NTL Communications Corp.: (3)
 11.50% 2008                                                                                               111,687         11,169
 Series B, 11.875% 2010                                                                                      6,950            695
International CableTel Inc., Series B, 11.50% 2006 (3)                                                      96,120          9,612
NTL Inc.12.75% 2005  (3)                                                                                    38,750          3,681
Diamond Cable Communications PLC 11.75% 2005 (3)                                                            14,945          1,420
Qwest Services Corp. 13.50% 2010 (2)                                                                        19,050         19,812
Sprint Capital Corp.:
 7.125% 2006                                                                                                 4,500          4,459
 6.125% 2008                                                                                                 4,000          3,645
 7.625% 2011                                                                                                 3,500          3,331
AT&T Corp. 6.50% 2006 (2)                                                                            Euro    8,950          9,402


WIRELESS TELECOMMUNICATION SERVICES  -  0.40%
Nextel Communications, Inc.:
 0%/9.95% 2008 (7)                                                                                   $      34,000         31,280
 12.00% 2008                                                                                                 8,000          7,920
AT&T Wireless Services, Inc.:
 7.35% 2006                                                                                                 11,500         11,855
 6.875% 2005                                                                                                 8,500          8,761
 7.50% 2007                                                                                                  6,500          6,702


MEDIA  -  0.35%
Charter Communications Holdings, LLC 8.25% 2007                                                             50,000         21,750
United Pan-Europe Communications NV: (3)
 10.875% 2009                                                                                              119,615          9,569
 11.50% 2010                                                                                                30,575          2,446
 Series B, 11.25% 2010                                                                                      30,175          2,414
 0%/13.75% 2010 (7)                                                                                         33,950          2,207
 Series B, 11.25% 2009                                                                                      15,250          1,220
Cablevision Industries Corp. 9.875% 2013                                                                    10,000          9,812
Time Warner Inc. 10.15% 2012                                                                                 6,000          7,586



Total bonds & notes (cost: $636,982,000)                                                                                  300,531



                                                                                                         Principal         Market
                                                                                                            amount          value
Short-term securities                                                                                         (000)          (000)

Corporate short-term notes  -  2.02%
Gannett Co. 1.28% due 1/9-1/10/2003 (2)                                                              $      58,600    $    58,580
E.I. DuPont de Nemours & Co. 1.48%-1.50% due 1/14-1/30/2003                                                 36,900         36,871
Kraft Foods Inc. 1.30% due 2/13/2003                                                                        35,000         34,944
GE Financial Assurance Holdings Inc. 1.36% due 1/30/2003 (2)                                                16,000         15,982
General Electric Capital Corp. 1.25% due 1/2/2003                                                            2,130          2,130
General Electric Co. 1.37% due 1/21/2003                                                                    15,000         14,988
Kimberly-Clark Worldwide Inc. 1.28% due 1/17/2003 (2)                                                       30,000         29,982
Executive Jet Inc. 1.30%-1.56% due 1/17-1/23/2003 (2)                                                       30,000         29,977
Receivables Capital Corp. 1.33% due 1/6/2003 (2)                                                            25,000         24,994
Abbott Laboratories Inc. 1.27%-1.29% due 1/8-2/18/2003 (2)                                                  23,600         23,570
Scripps (E.W.) Co. 1.30% due 2/12/2003 (2)                                                                  20,000         19,969
Schering Corp. 1.30% due 3/10/2003                                                                          10,500         10,473
Medtronic Inc. 1.31% due 1/31/2003 (2)                                                                      10,000          9,989
Triple-A One Funding Corp. 1.38% due 1/7/2003 (2)                                                            9,900          9,897
Schlumberger Technology Corp. 1.33% due 1/15/2003 (2)                                                        9,800          9,795


Federal agency discount notes  -  1.80%
Fannie Mae 1.27%-1.77% due 1/13-2/26/2003                                                                  107,700        107,558
Federal Home Loan Bank 1.24%-1.75% due 1/8-2/19/2003                                                        95,400         95,273
Freddie Mac 1.245%-1.43% due 1/23-3/6/2003                                                                  93,485         93,322

Total short-term securities (cost: $628,294,000)                                                                          628,294


Total investment securities (cost: $18,551,184,000)                                                                    16,450,761
Other assets less liabilities                                                                                             (24,749)

Net assets                                                                                                            $16,426,012

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3) Company not making interest payments; bankruptcy proceedings pending.
(4) Valued under fair value procedures adopted by authority of the Board of Directors.
(5) Coupon rate may change periodically.
(6) Pass-through security backed by a pool of
    mortgages or other loans on which principal payments are
    periodically made.  Therefore, the effective maturity
    is shorter than the stated maturity.
(7) Step bond; coupon rate will increase at a later date.

ADR = American Depositary Receipts

See Notes to Financial Statements

Fundamental Investors
Financial statements

Statement of assets and liabilities
at December 31, 2002
(dollars and shares in thousands, except per-share amounts)

Assets:
 Investment securities at market (cost: $18,551,184)                                                                 $16,450,761
 Cash                                                                                                                         48
 Receivables for:
  Sales of investments                                                                            $21,108
  Sales of fund's shares                                                                           24,848
  Dividends and interest                                                                           35,014                 80,970
                                                                                                                      16,531,779
Liabilities:
 Payables for:
  Purchases of investments                                                                         56,560
  Repurchases of fund's shares                                                                     38,661
  Investment advisory services                                                                      3,900
  Services provided by affiliates                                                                   5,707
  Deferred Directors' compensation                                                                    846
  Other fees and expenses                                                                              93                105,767
Net assets at December 31, 2002                                                                                      $16,426,012

Net assets consist of:
 Capital paid in on shares of capital stock                                                                          $19,361,275
 Distributions in excess of net investment income                                                                        (19,176)
 Accumulated net realized loss                                                                                          (815,903)
 Net unrealized depreciation                                                                                          (2,100,184)
Net assets at December 31, 2002                                                                                      $16,426,012

Total authorized capital stock - 1,000,000 shares, $1.00 par value
                                                                                                                  Net asset value
                                                                       Net assets       Shares outstanding           per share (1)

Class A                                                               $15,201,269                  683,958                 $22.23
Class B                                                                   617,824                   27,843                  22.19
Class C                                                                   265,575                   11,977                  22.17
Class F                                                                   202,660                    9,120                  22.22
Class 529-A                                                                39,088                    1,759                  22.22
Class 529-B                                                                 8,026                      361                  22.22
Class 529-C                                                                11,143                      501                  22.22
Class 529-E                                                                 1,624                       73                  22.21
Class 529-F                                                                   231                       10                  22.22
Class R-1                                                                     176                        8                  22.19
Class R-2                                                                   7,046                      318                  22.18
Class R-3                                                                  11,006                      495                  22.21
Class R-4                                                                   7,078                      319                  22.21
Class R-5                                                                  53,266                    2,396                  22.23

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $23.59 and $23.58, respectively.


See Notes to Financial Statements



Statement of operations
for the year ended December 31, 2002
(dollars in thousands)


Investment income:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $9,554)                                                                         $355,403
  Interest                                                                                           84,104               $439,507

 Fees and expenses:
  Investment advisory services                                                                       51,014
  Distribution services                                                                              53,163
  Transfer agent services                                                                            22,612
  Administrative services                                                                               969
  Reports to shareholders                                                                               558
  Registration statement and prospectus                                                                 989
  Postage, stationery and supplies                                                                    2,364
  Directors' compensation                                                                                74
  Auditing and legal                                                                                     79
  Custodian                                                                                           1,244
  State and local taxes                                                                                   1
  Other                                                                                                  18
  Total expenses before reimbursement                                                               133,085
   Reimbursement of expenses                                                                              5                133,080
 Net investment income                                                                                                     306,427

Net realized loss and unrealized depreciation on investments and
non-U.S. currency:
 Net realized loss on:
  Investments                                                                                      (424,431)
  Non-U.S. currency transactions                                                                       (803)              (425,234)
 Net unrealized (depreciation) appreciation on:
  Investments                                                                                    (3,523,227)
  Non-U.S. currency translations                                                                        228             (3,522,999)
   Net realized loss and unrealized depreciation on investments and
   non-U.S. currency                                                                             (3,948,233)
Net decrease in net assets resulting
 from operations                                                                                                       $(3,641,806)



See Notes to Financial Statements





Statement of changes in net assets
(dollars in thousands)
                                                                                             Year ended             Year ended
                                                                                           December 31,           December 31,
                                                                                                   2002                   2001
Operations:
 Net investment income                                                                         $306,427               $280,256
 Net realized loss on investments and
  non-U.S. currency transactions                                                               (425,234)              (390,224)
 Net unrealized depreciation
  on investments and non-U.S. currency translations                                          (3,522,999)            (1,965,426)
  Net decrease in net assets
   resulting from operations                                                                 (3,641,806)            (2,075,394)

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income                                                          (362,738)              (278,297)
 Distributions from net realized gain
  on investments                                                                                      -               (249,746)
   Total dividends and distributions paid
    to shareholders                                                                            (362,738)              (528,043)

Capital share transactions                                                                       90,287              2,773,023

Total (decrease) increase in net assets                                                      (3,914,257)               169,586

Net assets:
 Beginning of year                                                                           20,340,269             20,170,683
 End of year (including
  distributions in excess of and undistributed
  net investment income: $(19,176) and $38,463,
  respectively)                                                                             $16,426,012            $20,340,269



See Notes to Financial Statements


Notes to financial statements

1. Organization and significant accounting policies

Organization - Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class     Initial sales charge    Contingent deferred sales        Conversion feature
                                              charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%                 None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero         Classes B and 529-B convert to
                                              for redemptions within           classes A and 529-A,
                                              six years of purchase            respectively, after
                                                                               eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within         Class C converts to
                                             one year of purchase              Class F after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                             one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

         Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.


2. Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid.


3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; scheduled interest payments not received; expenses deferred for tax purposes; cost of investments sold and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of December 31, 2002, the cost of investment securities for federal income tax purposes was $18,566,244,000.

During the year ended December 31, 2002, the fund reclassified $1,328,000 from distributions in excess of net investment income to accumulated net realized loss to align financial reporting with tax reporting.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Undistributed net investment income and currency gains.                                                         4,277
Short-term and long-term capital loss deferrals                                                             (800,844)
Gross unrealized appreciation on investment securities                                                      1,190,479
Gross unrealized depreciation on investment securities                                                    (3,305,962)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $95,779,000 and $577,387,000 expiring in 2009 and 2010, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses of $127,678,000 that were realized during the period November 1, 2002 through December 31, 2002.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Year ended December 31, 2002
                                        Distributions from ordinary income
                                         Net investment
Share class                                  income and        Short-term           Distributions from     Total distributions
                                         currency gains     capital gains      long-term capital gains                    paid
Class A                                       $ 345,886                 -                            -               $ 345,886
Class B                                           8,215                 -                            -                   8,215
Class C                                           3,168                 -                            -                   3,168
Class F                                           3,838                 -                            -                   3,838
Class 529-A(1)                                      482                 -                            -                     482
Class 529-B(1)                                       64                 -                            -                      64
Class 529-C(1)                                       90                 -                            -                      90
Class 529-E(1)                                       16                 -                            -                      16
Class 529-F(1)                                        1                 -                            -                       1
Class R-1(2)                                          1                 -                            -                       1
Class R-2(2)                                         49                 -                            -                      49
Class R-3(2)                                         77                 -                            -                      77
Class R-4(2)                                         44                 -                            -                      44
Class R-5(2)                                        807                 -                            -                     807
Total                                         $ 362,738                 -                            -               $ 362,738


Year ended December 31, 2001
                                        Distributions from ordinary income
                                         Net investment
Share class                                  income and        Short-term           Distributions from     Total distributions
                                         currency gains     capital gains      long-term capital gains                    paid

Class A                                       $ 273,343                 -                    $ 245,208               $ 518,551
Class B                                           3,448                 -                        4,538                   7,986
Class C(3)                                          578                 -                            -                     578
Class F(3)                                          928                 -                            -                     928
Total                                         $ 278,297                 -                    $ 249,746               $ 528,043

(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002.
(2) Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(3) Class C and F shares were offered beginning March 15, 2001.


4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.246% on such assets in excess of $27 billion. For the year ended December 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.273% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the next page. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2002, there were no unreimbursed expenses which remain subject to reimbursement for Class A or for Class 529-A.

         Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B shares. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and
         B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended December 31, 2002, were as follows (dollars in thousands):



-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A          $43,445          $21,649        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B           6,585             963          Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C           2,506           Included            $504
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class F            465            Included             328
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-A           39            Included              54
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-B           40            Included              13
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-C           56            Included              17
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-E           3             Included               1
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-F           -*            Included               -*
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-1            -*            Included               1
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-2            11            Included               8
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-3            11            Included               7
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-4            2             Included               2
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-5      Not applicable      Included              34
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
     Total           $53,163          $22,612             $969
-----------------======================================================
     *Amount less than one thousand.

Deferred Directors' compensation - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.


5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended December 31, 2002
                                                                           Reinvestments of dividends
Share class                        Sales(1)                   Sales (1)       and distributions
                                    Amount                       Shares      Amount       Shares

Class A                        $ 2,510,082                       99,589   $ 325,159       13,445
Class B                            196,132                        7,724       7,923          335
Class C                            161,418                        6,407       3,050          130
Class F                            135,377                        5,446       3,355          141
Class 529-A(2)                      44,610                        1,774         482           21
Class 529-B(2)                       9,031                          362          64            3
Class 529-C(2)                      12,734                          508          90            4
Class 529-E(2)                       1,753                           72          16            1
Class 529-F(2)                         227                           10           2           -*
Class R-1(3)                           179                            8           1           -*
Class R-2(3)                         8,884                          402          49            2
Class R-3(3)                        14,900                          674          78            3
Class R-4(3)                         7,251                          326          43            2
Class R-5(3)                        69,699                        2,695         606           27
Total net increase
   (decrease) in fund          $ 3,172,277                      125,997   $ 340,918       14,114


Year ended December 31, 2001
                                                                           Reinvestments of dividends
Share class                        Sales(1)                   Sales (1)       and distributions
                                    Amount                       Shares      Amount       Shares

Class A                        $ 4,166,164                      144,622   $ 490,005       16,799
Class B                            452,377                       15,660       7,738          267
Class C(4)                         218,365                        7,735         555           20
Class F(4)                         168,420                        6,008         839           30
Total net increase
   (decrease) in fund          $ 5,005,326                      174,025   $ 499,137       17,116



Year ended December 31, 2002

Share class                    Repurchases(1)    Repurchases(1)                Net (decrease) increase
                                      Amount            Shares                   Amount        Shares
Class A                         $ (3,217,263)         (133,389)              $ (382,022)      (20,355)
Class B                              (96,136)           (4,053)                 107,919         4,006
Class C                              (46,109)           (1,969)                 118,359         4,568
Class F                              (48,639)           (2,052)                  90,093         3,535
Class 529-A(2)                          (818)              (36)                  44,274         1,759
Class 529-B(2)                           (81)               (4)                   9,014           361
Class 529-C(2)                          (247)              (11)                  12,577           501
Class 529-E(2)                            (5)               -*                    1,764            73
Class 529-F(2)                            -*                -*                      229            10
Class R-1(3)                              (2)               -*                      178             8
Class R-2(3)                          (1,911)              (86)                   7,022           318
Class R-3(3)                          (4,035)             (182)                  10,943           495
Class R-4(3)                            (188)               (9)                   7,106           319
Class R-5(3)                          (7,474)             (326)                  62,831         2,396
Total net increase
   (decrease) in fund           $ (3,422,908)         (142,117)                $ 90,287        (2,006)


Year ended December 31, 2001

Share class                    Repurchases(1)    Repurchases(1)                Net (decrease) increase
                                      Amount            Shares                   Amount        Shares
Class A                         $ (2,663,924)          (94,907)             $ 1,992,245        66,514
Class B                              (46,247)           (1,695)                 413,868        14,232
Class C(4)                            (9,224)             (346)                 209,696         7,409
Class F(4)                           (12,045)             (453)                 157,214         5,585
Total net increase
   (decrease) in fund           $ (2,731,440)          (97,401)             $ 2,773,023        93,740



* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002.
(3) Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(4) Class C and F shares were offered beginning March 15, 2001.


6. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2002, the total value of restricted securities was $292,639,000, which represents 1.78% of the net assets of the fund.


7. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $7,286,834,000 and $6,800,492,000, respectively, during the year ended December 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended December 31, 2002, the custodian fee of $1,244,000 includes $9,000 that was offset by this reduction, rather than paid in cash.



Financial Highlights (1)
                                                                     (Loss) income from investment operations(2)
                                                                                               Net
                                          Net asset                                 (losses) gains
                                             value,                   Net            on securities             Total from
                                          beginning            investment           (both realized             investment
                                          of period                income           and unrealized)            operations
Class A:
 Year ended 12/31/2002                       $27.45                  $.42                   $(5.14)                $(4.72)
 Year ended 12/31/2001                        31.16                   .40                    (3.34)                 (2.94)
 Year ended 12/31/2000                        32.59                   .42                      .90                   1.32
 Year ended 12/31/1999                        28.92                   .41                     6.45                   6.86
 Year ended 12/31/1998                        27.40                   .42                     4.09                   4.51
Class B:
 Year ended 12/31/2002                        27.40                   .23                    (5.14)                 (4.91)
 Year ended 12/31/2001                        31.12                   .18                    (3.34)                 (3.16)
 Period from 3/15/2000 to 12/31/2000          31.93                   .15                     1.02                   1.17
Class C:
 Year ended 12/31/2002                        27.39                   .21                    (5.14)                 (4.93)
 Period from 3/15/2001 to 12/31/2001          28.52                   .11                    (1.13)                 (1.02)
Class F:
 Year ended 12/31/2002                        27.44                   .40                    (5.14)                 (4.74)
 Period from 3/15/2001 to 12/31/2001          28.56                   .28                    (1.12)                  (.84)
Class 529-A:
 Period from 2/15/2002 to 12/31/2002          26.71                   .33                    (4.34)                 (4.01)
Class 529-B:
 Period from 2/19/2002 to 12/31/2002          26.27                   .16                    (3.91)                 (3.75)
Class 529-C:
 Period from 2/15/2002 to 12/31/2002          26.71                   .16                    (4.34)                 (4.18)
Class 529-E:
 Period from 3/7/2002 to 12/31/2002           28.13                   .26                    (5.85)                 (5.59)
Class 529-F:
 Period from 9/23/2002 to 12/31/2002          21.22                   .12                     1.08                   1.20
Class R-1:
 Period from 6/19/2002 to 12/31/2002          26.04                   .13                    (3.75)                 (3.62)
Class R-2:
 Period from 5/21/2002 to 12/31/2002          27.39                   .14                    (5.13)                 (4.99)
Class R-3:
 Period from 6/4/2002 to 12/31/2002           26.66                   .18                    (4.38)                 (4.20)
Class R-4:
 Period from 7/25/2002 to 12/31/2002          21.75                   .22                      .55                    .77
Class R-5:
 Period from 5/15/2002 to 12/31/2002          27.62                   .28                    (5.34)                 (5.06)

                                                           Dividends and distributions
                                            Dividends                                            Total
                                            (from net            Distributions               dividends
                                           investment            (from capital                     and
                                               income)                   gains)          distributions

Class A:
 Year ended 12/31/2002                          $(.50)                      $-                   $(.50)
 Year ended 12/31/2001                           (.40)                    (.37)                   (.77)
 Year ended 12/31/2000                           (.40)                   (2.35)                  (2.75)
 Year ended 12/31/1999                           (.40)                   (2.79)                  (3.19)
 Year ended 12/31/1998                           (.40)                   (2.59)                  (2.99)
Class B:
 Year ended 12/31/2002                           (.30)                       -                    (.30)
 Year ended 12/31/2001                           (.19)                    (.37)                   (.56)
 Period from 3/15/2000 to 12/31/2000             (.13)                   (1.85)                  (1.98)
Class C:
 Year ended 12/31/2002                           (.29)                       -                    (.29)
 Period from 3/15/2001 to 12/31/2001             (.11)                       -                    (.11)
Class F:
 Year ended 12/31/2002                           (.48)                       -                    (.48)
 Period from 3/15/2001 to 12/31/2001             (.28)                       -                    (.28)
Class 529-A:
 Period from 2/15/2002 to 12/31/2002             (.48)                       -                    (.48)
Class 529-B:
 Period from 2/19/2002 to 12/31/2002             (.30)                       -                    (.30)
Class 529-C:
 Period from 2/15/2002 to 12/31/2002             (.31)                       -                    (.31)
Class 529-E:
 Period from 3/7/2002 to 12/31/2002              (.33)                       -                    (.33)
Class 529-F:
 Period from 9/23/2002 to 12/31/2002             (.20)                       -                    (.20)
Class R-1:
 Period from 6/19/2002 to 12/31/2002             (.23)                       -                    (.23)
Class R-2:
 Period from 5/21/2002 to 12/31/2002             (.22)                       -                    (.22)
Class R-3:
 Period from 6/4/2002 to 12/31/2002              (.25)                       -                    (.25)
Class R-4:
 Period from 7/25/2002 to 12/31/2002             (.31)                       -                    (.31)
Class R-5:
 Period from 5/15/2002 to 12/31/2002             (.33)                       -                    (.33)



                                                                                         Ratio of             Ratio of
                                            Net asset                  Net assets,       expenses           net income
                                           value, end      Total     end of period     to average           to average
                                            of period   return(3)     (in millions)    net assets           net assets
Class A:
 Year ended 12/31/2002                         $22.23     (17.34)%         $15,201           .67%                1.68%
 Year ended 12/31/2001                          27.45      (9.55)           19,331            .65                 1.41
 Year ended 12/31/2000                          31.16       4.27            19,872            .64                 1.28
 Year ended 12/31/1999                          32.59      24.58            16,603            .63                 1.33
 Year ended 12/31/1998                          28.92      16.72            12,713            .63                 1.47
Class B:
 Year ended 12/31/2002                          22.19     (17.97)              618           1.45                  .91
 Year ended 12/31/2001                          27.40     (10.24)              653           1.42                  .64
 Period from 3/15/2000 to 12/31/2000            31.12       3.73               299           1.39 (5)              .53(5)
Class C:
 Year ended 12/31/2002                          22.17     (18.06)              266           1.50                  .86
 Period from 3/15/2001 to 12/31/2001            27.39      (3.60)              203           1.55 (5)              .49(5)
Class F:
 Year ended 12/31/2002                          22.22     (17.38)              203            .72                 1.65
 Period from 3/15/2001 to 12/31/2001            27.44      (2.97)              153            .74 (5)             1.31(5)
Class 529-A:
 Period from 2/15/2002 to 12/31/2002            22.22     (15.16)               39            .76 (5)             1.64(5)
Class 529-B:
 Period from 2/19/2002 to 12/31/2002            22.22     (14.35)                8           1.62 (5)              .77(5)
Class 529-C:
 Period from 2/15/2002 to 12/31/2002            22.22     (15.74)               11           1.60 (5)              .79(5)
Class 529-E:
 Period from 3/7/2002 to 12/31/2002             22.21     (19.92)                2           1.07 (5)             1.35(5)
Class 529-F:
 Period from 9/23/2002 to 12/31/2002            22.22       5.65              - (4)           .22                  .51
Class R-1:
 Period from 6/19/2002 to 12/31/2002            22.19     (13.91)             - (4)          1.50 (5),(6)         1.11(5)
Class R-2:
 Period from 5/21/2002 to 12/31/2002            22.18     (18.22)                7           1.46 (5),(6)         1.05(5)
Class R-3:
 Period from 6/4/2002 to 12/31/2002             22.21     (15.75)               11           1.08 (5),(6)         1.41(5)
Class R-4:
 Period from 7/25/2002 to 12/31/2002            22.21       3.51                 7            .32 (6)              .96
Class R-5:
 Period from 5/15/2002 to 12/31/2002            22.23     (18.34)               53            .40 (5)             1.91(5)

                                                               Year ended December 31
                                                    2002       2001     2000     1999      1998

Portfolio turnover rate for all classes of shares    38%        29%      43%      46%       53%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, annualized expense ratios would have been 4.20%, 1.64%, 1.13% and .34% (not annualized) for classes R-1, R-2, R-3 and R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.



Independent Auditors' Report

To the Board of Directors and Shareholders of Fundamental Investors, Inc.:

We have audited the accompanying statement of assets and liabilities of Fundamental Investors, Inc. (the "Fund"), including the investment portfolio, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Investors, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
February 6, 2003




Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 86% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2003 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



Other share class results (unaudited)

Class B, Class C, Class F and Class 529
Returns for periods ended December 31, 2002:

                                                                                      1 year          Life of class
Class B shares
Reflecting applicable contingent deferred sales
     charge (CDSC), maximum of 5%, payable only
     if shares are sold within six years of purchase                                 -22.02%           -10.38%/1/
Not reflecting CDSC                                                                  -17.97%            -9.19%/1/

Class C shares
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase                                  -18.86%           -12.29%/2/
Not reflecting CDSC                                                                  -18.06%           -12.29%/2/

Class F shares/3/
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                              -17.38%           -11.58%/2/

Class 529-A shares
Reflecting 5.75% maximum sales charge                                                 --               -20.04%/4/
Not reflecting maximum sales charge                                                   --               -15.16%/4/

Class 529-B shares
Reflecting applicable CDSC, maximum of 5%,
     payable only if shares are sold within
     six years of purchase                                                            --               -18.58%/5/
Not reflecting CDSC                                                                   --               -14.35%/5/

Class 529-C shares
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase                                   --               -16.57%/4/
Not reflecting CDSC                                                                   --               -15.74%/4/

Class 529-E shares/3/
Total return                                                                          --               -19.92%/6/

Class 529-F shares
Results for Class 529-F shares are not shown because of the brief time between their initial sale and the end of the period.

/1/ Average annual compound return from March 15, 2000, when Class B shares were first sold.
/2/ Average annual compound return from March 15, 2001, when Class C and
Class F shares were first sold.
/3/ These shares are sold without any initial or contingent deferred sales charge.
/4/ Total return from February 15, 2002, when Class 529-A and Class 529-C shares were first sold.
/5/ Total return from February 19, 2002, when Class 529-B shares were first sold.
/6/ Total return from March 7,2002, when Class 529-E shares were first sold.

BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS
                                             YEAR FIRST
                                              ELECTED A
                                             DIRECTOR OF
NAME AND AGE                                  THE FUND/1/     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Guilford C. Babcock, 71                         1991          Emeritus Professor of Finance, Marshall School of Business, University
                                                              of Southern California

Robert A. Fox, 65                               1998          Managing General Partner, Fox Investments LP; Professor, University of
                                                              California; former President and CEO, Foster Farms (poultry producer)

Leonade D. Jones, 55                            1998          Co-founder, VentureThink LLC (develops and manages e-commerce businesses) and Versura Inc. (education loan exchange); former
                                                              Treasurer, The Washington Post Company

John G. McDonald, 65                            1998          The IBJ Professor of Finance, Graduate School
                                                              of Business, Stanford University

Gail L. Neale, 68                               1985          President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Henry E. Riggs, 68                              1989          President, Keck Graduate Institute of Applied Life Sciences

Patricia K. Woolf, Ph.D., 68                    1998          Private investor; corporate director; lecturer, Department of
                                                              Molecular Biology, Princeton University


"NON-INTERESTED" DIRECTORS

                                             NUMBER OF
                                          BOARDS WITHIN THE
                                           FUND COMPLEX/2/
                                            ON WHICH
NAME AND AGE                               DIRECTOR SERVES    OTHER DIRECTORSHIPS3 HELD BY DIRECTOR

Guilford C. Babcock, 71                           2           PIMCO Funds

Robert A. Fox, 65                                 7           Crompton Corporation

Leonade D. Jones, 55                              6           None

John G. McDonald, 65                              8           Capstone Turbine Corp.; iStar Financial, Inc.; Plum Creek Timber Co.;
                                                              Scholastic Corporation; Varian, Inc.

Gail L. Neale, 68                                 5           None

Henry E. Riggs, 68                                4           None

Patricia K. Woolf, Ph.D., 68                      6           Crompton Corporation; First Energy Corporation; National Life
                                                              Holding Co.

"INTERESTED" DIRECTORS/4/

                                             YEAR FIRST
                                             ELECTED A          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                            DIRECTOR OR OFFICER    AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                          OF THE FUND/1/      PRINCIPAL UNDERWRITER OF THE FUND

James F. Rothenberg, 56                         1998            President and Director, Capital Research and
Chairman of the Board                                           Management Company; Director, American Funds Distributors, Inc.;/5/
                                                                Director, American Funds Service Company;/5/ Director, The Capital
                                                                Group Companies, Inc.;/5/ Director, Capital Group Research, Inc.;/5/
                                                                Director, Capital Management Services, Inc./5/

James E. Drasdo, 57                             1987            Senior Vice President, Capital Research and
President and Principal                                         Management Company; Director, The Capital Group
Executive Officer                                               Companies, Inc.;/5/  Director, Capital Research Company/5/

"INTERESTED" DIRECTORS/4/

                                             NUMBER OF
                                          BOARDS WITHIN THE
                                           FUND COMPLEX/2/
                                            ON WHICH
NAME AND AGE                               DIRECTOR SERVES    OTHER DIRECTORSHIPS3 HELD BY DIRECTOR
James F. Rothenberg, 56                          3            None
Chairman of the Board

James E. Drasdo, 57                              2            None
President and Principal
Executive Officer

OTHER OFFICERS/6/

                                             YEAR FIRST
                                             ELECTED AN       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                                OFFICER OF       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                            THE FUND/1/     UNDERWRITER OF THE FUND

Gordon Crawford, 56                             1994          Senior Vice President and Director, Capital Research
Senior Vice President                                         and Management Company; Director, The Capital Group Companies,
                                                              Inc.;/5/ Senior Vice President and Director, Capital Management
                                                              Services, Inc./5/

Paul G. Haaga, Jr., 54                          1994          Executive Vice President and Director, Capital
Senior Vice President                                         Research and Management Company; Director, American Funds
                                                              Distributors, Inc./5/

Michael T. Kerr, 43                             1995          Senior Vice President, Capital Research Company/5/
Senior Vice President

Dina N. Perry, 57                               1994          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company

Martin Romo, 35                                 1999          Vice President and Director, Capital Research
Vice President                                                Company/5/

Patrick F. Quan, 44                           1989-1998       Vice President-- Fund Business Management
Secretary                                       2000          Group, Capital Research and Management Company

Sheryl F. Johnson, 34                           1998          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

David A. Pritchett, 36                          1999          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

/1/Directors and officers of the fund serve until their resignation, removal or retirement./
/2/Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
/3/This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
/4/"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
/5/Company affiliated with Capital Research and Management Company.
/6/All of the officers listed, except Martin Romo, are officers and/or
   Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.


OFFICES

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94105-1409

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company (Please
write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Fundamental Investors. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.83% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.05%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of Fundamental Investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long termSM

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholders.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   Nearly 70% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline of 1987 and some experienced the 1970s bear market.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

BOND FUNDS
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(R)
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments
The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. FI-011-0203
Litho in USA KBD/CG/6065

Printed on recycled paper